Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

Crossroads Equipment Lease & Finance, LLC

9385 Haven Avenue

Rancho Cucamonga, CA 91730

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Crossroads Equipment Lease & Finance, LLC, (the “Company,” as the engaging party) and Credit Suisse Securities (USA) LLC, who are collectively referred to herein as the “Specified Parties”, solely to assist you in connection with the accuracy of certain attributes of a sample of collateral assets which may be included in the potential issuance of asset-backed notes collateralized by a reference pool of equipment loans and leases, and related property, by Crossroads Asset Trust 2022-A (the “Transaction”). The Company (the “Responsible Party”) is responsible for the Transaction and the accuracy of certain attributes of a sample of collateral assets which may be included in the Transaction.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 125 equipment loan/lease receivables. The Specified Parties provided a listing of equipment loan/lease receivables (titled “08 Xroad 2022-A_Sec Value_9.30_Tape_to_PWC.xlsx”) which the Specified Parties represent is as of September 30, 2022 and contains the pool of collateral for the contemplated Transaction (the “Data Tape”). As instructed by the Responsible Party, we randomly selected 125 receivables from the Data Tape (the “Sample Receivables”).

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

Report of Independent Accountants on Applying Agreed-Upon Procedures Crossroads Asset Trust 2022-A November 9, 2022 Page 2 of 6

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction offering documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;

•	The reasonableness of any of the assumptions provided by the Responsible Party; and

•	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire collateral pool based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

Definitions

•	The phrase “recalculated” refers to a recalculation of one or more data elements using a prescribed methodology as provided by the Company.

•	The phrase “compared” refers to the comparison of one of more data elements to underlying documentation.

Data, Information and Documents Provided

The Company provided the following data, information and documents with respect to the proposed Transaction:

1.	Data Tape as described above.

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2.	Limited viewing access on October 24, 2022 through November 7, 2022, to the Company’s internal document management and servicing system (“DMSS”) which the Company represents, is used to store origination information including contracts and customer correspondence and notes regarding certain Company interactions with customers; and the receivables servicing information and history. The Company represents that DMSS is maintained by the Company and is their primary servicing and record keeping systems for the equipment loan/lease receivables.

Using DMSS, for each Sample Receivable:

A.	PDF of a loan/lease contract and modification or assumption letters (if any) (the “Contract”),

B.	PDF of an insurance document (Certificate of Liability Insurance, Insurance Authorization Form or Evidence, Property Insurance Form, Vehicle or Equipment Certificate of Insurance, or Self Insurance Form) (the “Insurance File”), and

C.	PDF of security interest (UCC Financing Statement, Application for Title, Certificate of Title) (the “Security Interest File”).

3.	Document from the Company’s DMSS servicing system showing the amended “Borrower state” for Samples Receivable #122 (the “Borrower State Amendment”).

4.	Documents from the Company’s DMSS servicing system showing the amended “Original amount financed” for Sample Receivables #99, 103, 112, and 114 (the “Original Amount Financed Amendments”).

5.	PDF copy of the Company’s titling instructions showing acceptable lienholder names, and email support confirming other acceptable lienholder names (together, the “Lienholder Support”).

The data, information and documents listed above are collectively referred to as the "Data, Information, and Documents".

Procedures Performed

We performed the following agreed-upon procedures on the Sample Receivables. For purposes of the procedures below, in the event that a document was not clear, data was missing, or there was a question with regard to information contained in the Data, Information and Documents, relevant to the performance of these agreed-upon procedures, we contacted the Company’s operations manager or a designee as identified by the Company for clarification prior to reporting any exceptions.

A.	For each Sample Receivable, we compared the attributes specified in the table below (“Specified Attributes”), as set forth in the Data Tape, to the corresponding information contained in the respective source file listed below and reported our findings based upon the application of the “Threshold and/or Special Instructions” provided by the Company as listed below.

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	Specified Attribute	Field name on Data Tape	Name of source file	Threshold and/or Special Instructions
1	Identifier	LeaseID	Contract, Insurance File, Security Interest File
2	Borrower state	State	Contract	For Sample Receivable #122, we compared the Data Tape to the Borrower State Amendment.
3	New or used	Condition	Contract	If the Contract lists multiple assets, some listed as “New” and some listed as “Used”, the Sample Receivable should be marked as “Used”.
4	Payment frequency	Leasebillcyclecode	Contract
5	Original term	leaseTermMonths	Contract
6	Original amount financed	NetCapCosts	Contract	For Sample Receivables #99, 103, 112, and 114, we compared the Data Tape to the Original Amount Financed Amendments.
7	Coupon	leaseRate	Contract

This procedure A.7 is not applicable and we did not perform this procedure, if the Sample Receivable is marked as a “TRAC Lease” or “Tax Lease” on the “Lease_Loan” field on the Data Tape.

For all other Sample Receivables, if the difference in coupon is 0.03% or more, we noted an exception.

We noted three exceptions in performing procedure A:

Sample Receivable	Procedure	Value on Data Tape	Value on Contract
75	A.2. Borrower state	NY	IN
15	A.7. Coupon	16.92%	16.89%
78	A.7. Coupon	9.99%	9.90%

B.	For each Sample Receivable, we observed a signature next to the “borrower” section of the Contract. We noted no exceptions, and we make no findings regarding the accuracy of such signature and if the borrower actually signed.

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C.	For each Sample Receivable, we compared:

1.	The effective start date on the Insurance File to the “leaseBeginDate” field on the Data Tape, noting an exception if the effective date on the Insurance File is after the start date shown on the Data Tape.

We noted the following exceptions:

Sample Receivable	Value on Data Tape	Value on Insurance File
65	10/27/2021	10/28/2021

2.	The name of the “Lienholder” in the Security Interest File to “Crossroads EQ LSE/FIN LLC” or “Velocity Trust LTD”, or to an acceptable variation as listed in the Lienholder Support. We noted no exceptions.

***

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the Transaction or the accuracy of certain attributes of a sample of collateral assets which may be included in the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

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The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

New York, New York

November 9, 2022